UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2007 (October 10, 2007)

ROCK OF AGES CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	0-29464	03-0153200
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

772 Graniteville Road, Graniteville Vermont	05654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (802) 476-3121

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ROCK OF AGES CORPORATION

FORM 8-K

Item 1.02	Termination of a Material Definitive Agreement

In connection with and effective upon the resignation of Douglas S. Goldsmith described under Item 5.02 below, Mr. Goldsmith’s employment agreement with the Company will terminate.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Expected Resignation of Douglas S. Goldsmith and Appointment of Donald Labonte

On October 10, 2007, Douglas S. Goldsmith, the President and Chief Operating Officer of the Company’s Quarry Division (“Quarry COO”), advised the Company that he will resign his position with the Company, effective on or about November 30, 2007. Upon leaving the Company, Mr. Goldsmith will become Chief Financial Officer of NRG Systems, a manufacturer of wind assessment and turbine control equipment based in Hinesburg, Vermont. Donald Labonte, currently President and Chief Operating Officer of the Manufacturing Division (“Manufacturing COO”), will continue to serve as Manufacturing COO and will also assume Mr. Goldsmith’s duties as Quarry COO on the effective date of the resignation. Donald Labonte, age 46, has been President and Chief Operating Officer of the Manufacturing Division since August 2002 and has been President of Rock of Ages Canada, Inc., a wholly owned subsidiary of the Company, since 1999. As President of Rock of Ages Canada, Inc., Mr. Labonte was responsible for the Company’s Canadian quarry operations and worked closely with the Company’s other quarry operations. From 1998 to 1999, he was Vice President/General Manager of Rock of Ages Canada, Inc. From 1993 to 1998, Mr. Labonte was Director of Operations of Rock of Ages Canada, Inc. From 1980 to 1993, Mr. Labonte held various positions in the manufacturing plant at Rock of Ages Canada, Inc.

Mr. Goldsmith will be paid through the month of November, when he is expected to formally resign. In addition, the Company will transfer to him, at no cost, his company vehicle, which has a market value of less than $5,000.00.

There will be no change in Mr. Labonte’s compensation for the remainder of 2007. The Company expects the Compensation Committee will review and set his compensation for 2008 along with all other executive compensation in the normal course.

There are no family relationships between Mr. Labonte and any director or executive officer of the Company.

Press Release

On October 11, 2007, the Company issued a press release announcing Mr. Goldsmith’s expected resignation and Mr. Labonte’s appointment, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
99.1	Press Release dated October 11, 2007

ROCK OF AGES CORPORATION

FORM 8-K

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK OF AGES CORPORATION

Dated: October 11, 2007

By: /s/ Michael B. Tule
Michael B. Tule
Senior Vice President/General Counsel

Exhibit Index

Number	Description
99.1	Press Release dated October 11, 2007

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